Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Taxes

Note 12. Taxes
The components of income before provision (benefit) for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2019	2018	2017
Domestic	$21,655	$19,801	$19,645
Foreign	1,078	(178)	949
Total	$22,733	$19,623	$20,594

The components of the provision (benefit) for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2019	2018	2017
Current
Federal	$518	$2,187	$3,630
Foreign	221	267	200
State and Local	974	741	677
Total	1,713	3,195	4,507
Deferred
Federal	1,150	175	(14,360)
Foreign	(13)	30	(66)
State and Local	95	184	(37)
Total	1,232	389	(14,463)
Total income tax provision (benefit)	$2,945	$3,584	$(9,956)

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2019	2018	2017
Statutory federal income tax rate	21.0%	21.0%	35.0%
State and local income tax rate, net of federal tax benefits	3.7	3.7	1.6
Preferred stock disposition	(9.9)	—	—
Affordable housing credit	(0.4)	(0.6)	(0.6)
Employee benefits including ESOP dividend	(0.3)	(0.3)	(0.5)
Impact of tax reform re-measurement	—	—	(81.6)
Internal restructure	—	(9.1)	(0.6)
Noncontrolling interests	(0.5)	(0.5)	(0.6)
Non-deductible goodwill	0.1	4.7	1.0
Other, net	(0.7)	(0.6)	(2.0)
Effective income tax rate	13.0%	18.3%	(48.3)%

The effective income tax rate for 2019 was 13.0% compared to 18.3% for 2018. The decrease in the effective income tax rate and the provision for income taxes was primarily due to the recognition of approximately $2.2 billion of a non-recurring tax benefit in connection with the disposition of preferred stock, representing a minority interest in a foreign affiliate in 2019 compared to the non-recurring deferred tax benefit of approximately $2.1 billion, as a result of an internal reorganization of legal entities within the historical Wireless business, which was offset by a goodwill charge that is not deductible for tax purposes in 2018.

The effective income tax rate for 2018 was 18.3% compared to (48.3)% for 2017. The increase in the effective income tax rate and the provision for income taxes was primarily due to the non-recurring, non-cash income tax benefit of $16.8 billion recorded in 2017 for the re-measurement of U.S. deferred tax liabilities at the lower 21% U.S. federal corporate income tax rate, as a result of the enactment of the TCJA on December 22, 2017. In addition, the provision for income taxes for 2018 includes the tax impact of the Media goodwill impairment charge not deductible for tax purposes, offset by the reduction in the statutory U.S federal corporate income tax rate from 35% to 21%, effective January 1, 2018 under the TCJA and a non-recurring deferred tax benefit of approximately $2.1 billion as a result of an internal reorganization of legal entities within the historical Wireless business.

In December 2017, the Securities and Exchange Commission staff issued Staff Accounting Bulletin (SAB) 118 to provide guidance for companies that had not completed their accounting for the income tax effects of the TCJA. Due to the complexities involved in accounting for the enactment of the TCJA, SAB 118 allowed for a provisional estimate of the impacts of the TCJA in our earnings for the year ended December 31, 2017, as well as up to a one year measurement period that ended on December 22, 2018, for any subsequent adjustments to such provisional estimate. In 2018, Verizon completed its analysis of the impacts of the TCJA, including analyzing the effects of any IRS and U.S. Treasury guidance issued, and state tax law changes enacted, within the one year measurement period resulting in no significant adjustments to the $16.8 billion provisional amount recorded in December 2017.

The amounts of cash taxes paid by Verizon are as follows:

	(dollars in millions)
Years Ended December 31,	2019	2018	2017
Income taxes, net of amounts refunded	$3,583	$2,213	$4,432
Employment taxes	1,044	1,066	1,207
Property and other taxes	1,551	1,598	1,737
Total	$6,178	$4,877	$7,376

Deferred Tax Assets and Liabilities
Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2019	2018
Deferred Tax Assets
Employee benefits	$5,048	$5,403
Tax loss and credit carry forwards	3,012	3,576
Other - assets	5,595	1,650
	13,655	10,629
Valuation allowances	(2,260)	(2,741)
Deferred tax assets	11,395	7,888

Deferred Tax Liabilities
Spectrum and other intangible amortization	22,388	21,976
Depreciation	16,884	15,662
Other - liabilities	6,742	3,976
Deferred tax liabilities	46,014	41,614
Net deferred tax liability	$34,619	$33,726

At December 31, 2019, undistributed earnings of our foreign subsidiaries indefinitely invested outside the U.S. amounted to approximately $3.8 billion. The majority of Verizon's cash flow is generated from domestic operations and we are not dependent on foreign cash or earnings to meet our funding requirements, nor do we intend to repatriate these undistributed foreign earnings to fund U.S. operations.  Furthermore, a portion of these undistributed earnings represents amounts that legally must be kept in reserve in accordance with certain foreign jurisdictional requirements and are unavailable for distribution or repatriation.  As a result, we have not provided U.S. deferred taxes on these undistributed earnings because we intend that they will remain indefinitely reinvested outside of the U.S. and therefore unavailable for use in funding U.S. operations.  Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practicable.

At December 31, 2019, we had net after-tax loss and credit carry forwards for income tax purposes of approximately $3.0 billion that primarily relate to state and foreign taxes. Of these net after-tax loss and credit carry forwards, approximately $2.0 billion will expire between 2020 and 2039 and approximately $1.0 billion may be carried forward indefinitely.

During 2019, the valuation allowance decreased approximately $481 million. The balance of the valuation allowance at December 31, 2019 and the 2019 activity is primarily related to state and foreign taxes.

Unrecognized Tax Benefits
A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

		(dollars in millions)
	2019	2018	2017
Balance at January 1,	$2,871	$2,355	$1,902
Additions based on tax positions related to the current year	149	160	219
Additions for tax positions of prior years	297	699	756
Reductions for tax positions of prior years	(300)	(248)	(419)
Settlements	(58)	(40)	(42)
Lapses of statutes of limitations	(89)	(55)	(61)
Balance at December 31,	$2,870	$2,871	$2,355

Included in the total unrecognized tax benefits at December 31, 2019, 2018 and 2017 is $2.4 billion, $2.3 billion and $1.9 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after-tax expenses related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2019	$35
2018	75
2017	77

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2019	$385
2018	348

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the IRS and multiple state and foreign jurisdictions for various open tax years. The IRS is currently examining the Company’s U.S. income tax returns for tax years 2013-2014 and Cellco Partnership's U.S. income tax return for tax year 2013-2014. Tax controversies are ongoing for tax years as early as 2005. The amount of the liability for unrecognized tax benefits will change in the next twelve months due to the expiration of the statute of limitations in various jurisdictions and it is reasonably possible that various current tax examinations will conclude or require reevaluations of the Company’s tax positions during this period. An estimate of the range of the possible change cannot be made until these tax matters are further developed or resolved.